UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2014

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 First Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 467-5343

100 South King Street, Seattle, Washington
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)                 On December 4, 2014, Lenco Mobile, Inc. (the “Company”) was notified of the resignation of its independent registered public accounting firm, Peterson Sullivan, LLP, effective immediately. The Company’s Audit Committee and Board of Directors neither recommended nor approved a change in the Company’s independent auditors prior to Peterson Sullivan, LLP’s resignation.

The Company makes the following disclosures as required by Item 304(a)(1) of Regulation S-K:

1.	Peterson Sullivan, LLP is included as an unsecured creditor in the Company’s Chapter 11 Bankruptcy.

2.	Peterson Sullivan, LLP has advised the Securities and Exchange Commission of its resignation due to the fact that it has become an unsecured creditor in the Company’s Chapter 11 Bankruptcy. Accordingly, Peterson Sullivan, LLP was not currently independent and therefore was not in a position to provide any further audit services.

3.	During the Company’s two most recent fiscal years and all subsequent interim periods through the date of resignation, no report of Peterson Sullivan, LLP on the financial statements of the Company contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles except that the Company's audited financial statements contained in its 2012 FORM 10-K and 2013 FORM 10-K contained going concern qualifications.

4.	During the Company’s two most recent fiscal years and all subsequent interim periods through the date of resignation, there were no disagreements with Peterson Sullivan, LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Peterson Sullivan, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports to the Company’s financial statements. As a result of cash constraints, the Company has not had any involvement of Peterson Sullivan, LLP for the subsequent filing of its third quarter Form 10-Q on November 18, 2014.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	On December 26, 2014, Doug Durst, the Company’s Chief Financial Officer, informed the Company of his intention to resign as the Company’s Chief Financial Officer and treasurer, effective January 19, 2015.

Mr. Durst transitioned to part-time administrative and accounting support effective January 19, 2015.

In conjunction with continued cost re-alignment by the Company, the Board of Directors of the Company has elected to not fill the vacancy on the Chief Financial Officer position arising as a result of Mr. Durst’s resignation.

Item 8.01	Other Events.

As previously disclosed, on September 6, 2014, Lenco Mobile, Inc. (the “Company”) and its wholly owned subsidiary, Archer USA, Inc. (“Archer USA” and, together with the Company, the “Debtors”), each filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Washington (the “Bankruptcy Court”), case numbers 14-16660-KAO and 14-16659-KAO. On December 16, 2014, the Company and Archer USA filed a joint motion for consolidation (the “Consolidation Motion”) of the two Chapter 11 cases. The Court granted the Consolidation Motion and the cases are now jointly administered under case number 14-16659-KAO under the caption “In re: Archer USA, Inc.; Lenco Mobile, Inc.”

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All documents filed by the Debtors with the Bankruptcy Court, including the Notice of Claims Bar Date and the accompanying proof of claim form and instructions, are available for inspection at the Office of the Clerk of the Bankruptcy Court or online at https://ecf.wawb.uscourts.gov/cgi-bin/login.pl. Creditors may file their proofs of claim online on the Court’s website at http://www.wawb.uscourts.gov/eclaims.htm. Alternatively, proofs of claim may be filed with the Clerk of the United States Bankruptcy Court, 700 Stewart St., #6301, Seattle, WA 98101.

Risk Related the Company’s Equity Securities

The Company cannot predict what the ultimate value of its equity securities may be or whether the holders of its equity securities will receive any distribution in the bankruptcy proceedings; however, it is likely that the Company’s common stock and preferred stock will have very little or no value given the amount of the Company’s liabilities compared to its assets. The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of the Bankruptcy Filings under Chapter 11 is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Additional written and oral forward-looking statements may be made by the Company from time to time in Securities and Exchange Commission (SEC) filings and otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements include statements that are predictive in nature and depend upon or refer to future events or conditions. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “goals”, “believes”, “will” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. In addition, any statements concerning future financial performance, ongoing business strategies or prospects, and possible future actions, are also forward-looking statements. Lenco and Archer cautions readers that results predicted by forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.

For Lenco and Archer, particular risks and uncertainties that could cause actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to, the impact of and risks related to Lenco's and Archer's filing under Chapter 11 of the Bankruptcy Code, including risks related to obtaining approval and confirmation of Lenco's and Archer's plan of reorganization, the impact of any delay or inability in obtaining such confirmation, and the impact of our restructuring on the holders of our securities; risks related to the ongoing transition of our business; the risk of management or key employees departing the company; the impact of uncertainty regarding our ability to continue as a going concern on our liquidity and prospects; uncertainty concerning the ultimate success of our efforts to secure working capital; the impact of our restructuring on our ability to execute potential divestitures of certain assets and/or subsidiaries; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q. Forward-looking statements speak only as of the date the statements are made. Except as required under the federal securities laws and rules and regulations of the SEC, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Peterson Sullivan, LLP Letter of Resignation dated December 4, 2014

16.2	Peterson Sullivan, LLP Comment Letter dated February 6, 2015 required under Item 304(a)(3) of Regulation S-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: February 17, 2015	By:	/s/ Matthew Harris
Matthew Harris
Chief Executive Officer

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